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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned as President and Chief Executive Officer of the Company, does hereby certify that the foregoing Quarterly Report of CLAIMSNET.COM INC. (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"):

         (1) Fully complies with the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934; and

         (2) Fairly presents, in all material respects, the financial condition and result of operations of the Company.





/s/ Don Crosbie
------------------------
Don Crosbie
President and Chief Executive Officer
April 1, 2004


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.